INCREASED COMMITMENT SUPPLEMENT
This INCREASED COMMITMENT SUPPLEMENT (this "Supplement") is dated as of January 31, 2013 and entered into by and among SMITHFIELD FOODS, INC., (the "Company"), each of the banks or other lending institutions which is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"), and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as Administrative Agent and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of June 9, 2011 by and among the Company, the guarantors from time to time parties thereto, the banks and other lending institutions named therein and the Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
WHEREAS, pursuant to Section 2.09 of the Credit Agreement, the Loan Parties and the Lenders are entering into this Supplement to provide for the increase of the Total Commitment;
WHEREAS, each Lender party hereto and already a party to the Credit Agreement wishes to increase its Commitment and each Lender, to the extent not already a Lender party to the Credit Agreement (herein a "New Lender"), wishes to become a Lender party to the Credit Agreement; and
WHEREAS, the Lenders are willing to agree to supplement the Credit Agreement in the manner provided herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1. Increase in Commitments. Subject to the terms and conditions hereof, each Lender severally agrees that its Commitment shall be increased to or in the case of a New Lender, shall be the amount set forth under its name on the signature pages hereof. After giving effect to the increases contemplated hereby, the Total Commitment column of the Commitment Schedule would read as set forth on the Commitment Schedule attached hereto.
Section 2.    New Lenders. Each New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered under Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably

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incidental thereto; (iv) agrees that it is a "Lender" under the Loan Documents and will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender; and (v) attaches executed counterparts of any U.S. Internal Revenue Service or other forms required under the Credit Agreement.
Section 3.    New Notes. To the extent requested pursuant to Section 2.10 of the Credit Agreement, the Company agrees to execute and deliver to each Lender a new promissory note in the amount of such Lender's Commitment after giving effect to this Supplement, each such promissory note payable to a Lender already party to the Credit Agreement to be delivered in modification of, but not in extinguishment of the indebtedness evidenced by, any promissory note previously payable to such Lender (each herein a "Prior Note"). Each of the parties hereto hereby acknowledges and agrees that each such new promissory note is a promissory note for all purposes under the Credit Agreement and the other Loan Documents and that the loans evidenced by such promissory notes shall constitute Loans for all purposes under the Credit Agreement and the other Loan Documents. Each Lender agrees to promptly return to the Company the Prior Note payable to such Lender (if any) upon its receipt of a new promissory note under the terms of this Section 3.
Section 4.    Representations and Warranties. In order to induce the Lenders to enter into this Supplement and to supplement the Credit Agreement in the manner provided herein, the Company represents and warrants to Administrative Agent and each Lender that (a) this Supplement and any promissory notes executed pursuant hereto are Loan Documents as defined in the Credit Agreement; (b) before and after giving effect to the increase in the Commitments contemplated hereby, (i) the representations and warranties contained in Article III of the Credit Agreement and contained in the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to "materiality" or "Material Adverse Effect" is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) no Default shall exist (including any Default arising as a result of a failure to comply with the limitation on Indebtedness provisions contained in the Covered Notes Documents); and (d) as of the date of its execution of this Supplement there are no claims or offsets against or defenses or counterclaims to its obligations under the Loan Documents.
Section 5.    Effect of Supplement. The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Company, the Administrative Agent, and the Lenders party hereto agree that the Credit Agreement as supplemented hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

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Section 6.    Fees and Expenses. The Loan Parties each acknowledge that all costs, fees and expenses as described in Section 9.03 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Supplement and the documents and transactions contemplated hereby shall be for the account of the Loan Parties.
Section 7.    Applicable Law. This Supplement and the other Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York without regard to conflicts of laws principles.
Section 8.    Counterparts, Effectiveness. This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy or other electronic counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Supplement shall become effective upon the execution of a counterpart hereof by the Loan Parties, the Administrative Agent and the Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.
Section 9.    Entire Agreement. This Supplement and all other instruments, documents and agreements executed and delivered in connection with this Supplement embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Supplement, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.
Section 10.    Survival. All representations and warranties made in this Supplement or any other Loan Document including any Loan Document furnished in connection with this Supplement shall survive the execution and delivery of this Supplement and the other Loan Documents, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them.
IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SMITHFIELD FOODS, INC.

By:
Name: Title:

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COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as Administrative Agent

By:
Name: Title:

By:
Name: Title:

New total Commitment:

$78,878,378.00

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JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

New total Commitment:

$49,000,000.00

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BARCLAYS BANK PLC

By:
Name:
Title:

New total Commitment:

$65,500,000.00

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AGFIRST FARM CREDIT BANK

By:
Name:
Title:

New total Commitment:

$120,000,000.00

Voting Participants:

Farm Credit Bank of Texas

By:
Name:
Title:

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GOLDMAN SACHS BANK USA

By:
Name:
Title:

New total Commitment:

$49,000,000.00

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BANK OF MONTREAL

By:
Name:
Title:

New total Commitment:

$49,000,000.00

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COBANK, ACB

By:
Name:
Title:

New total Commitment:

$50,621,622.00

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SOCIETE GENERALE

By:
Name:
Title:

By:
Name:
Title:

New total Commitment:

$49,000,000.00

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U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

New total Commitment:

$43,000,000.00

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AGSTAR FINANCIAL SERVICES, PCA

By:
Name:
Title:

New total Commitment:

$35,000,000.00

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NORTHWEST FARM CREDIT SERVICES, PCA

By:
Name:
Title:

New total Commitment:

$35,000,000.00

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BANK OF AMERICA, N.A.

By:
Name:
Title:

New total Commitment:

$33,000,000.00

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UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP

By:
Name:
Title:

New total Commitment:

$27,500,000.00

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FARM CREDIT SERVICES OF MID-AMERICA, PCA

By:
Name:
Title:

New total Commitment:

$27,500,000.00

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SOVEREIGN BANK

By:
Name:
Title:

New total Commitment:

$27,500,000.00

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ING CAPITAL LLC

By:
Name:
Title:

New total Commitment:

$24,250,000.00

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:
Name:
Title:

By:
Name:
Title:

New total Commitment:

$28,000,000.00

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FARM CREDIT SERVICES OF AMERICA, PCA

By:
Name:
Title:

New total Commitment:

$24,250,000.00

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

New total Commitment:

$22,000,000.00

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GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By:
Name:
Title:

New total Commitment:

$23,000,000.00

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FARM CREDIT WEST, PCA

By:
Name:
Title:

New total Commitment:

$20,000,000.00

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AMERICAN AGCREDIT, PCA (successor by merger to Farm Credit Services of the Mountain Plains, PCA), as a Lender

By:
Name:
Title:

New total Commitment:

$22,000,000.00

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GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

New total Commitment:

$17,000,000.00

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FARMERS BANK

By:
Name:
Title:

New total Commitment:

$5,000,000.00

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Loan Party Consent

Each of the undersigned Loan Parties: (i) consents and agrees to this Supplement; (ii) agrees that the Loan Documents to which it is a party are in full force and effect and continue to be its legal, valid and binding obligations enforceable in accordance with their respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Company arising as a result of the increase in the Commitments contemplated hereby are "Obligations" and "Secured Obligations" guaranteed and secured by the Loan Documents to which it is a party.

Brown's Realty Partnership, a North Carolina general partnership
Carroll's Realty Partnership, a North Carolina general partnership
Smithfield-Carroll's Farms, a Virginia general partnership

By:	Murphy-Brown, LLC, as a general partner of each

By:
Name:
Title:

Armour-Eckrich Meats LLC, a Delaware limited liability company
Farmland Foods, Inc., a Delaware corporation
John Morrell & Co., a Delaware corporation
Murphy Farms of Texhoma, Inc., an Oklahoma corporation
Murphy-Brown LLC, a Delaware limited liability company
Patrick Cudahy, LLC, a Delaware limited liability company
Premium Pet Health, LLC, a Delaware limited liability company
Premium Standard Farms, LLC, a Delaware limited liability company
Smithfield Global Products Inc., a Delaware corporation
The Smithfield Packing Company, Incorporated, a Delaware corporation
Smithfield Purchase Corporation, a North Carolina corporation
Smithfield Transportation Co., Inc., a Delaware corporation
Stefano Foods, Inc., a North Carolina corporation
SFRMH Liquidation, Inc. (f/k/a RMH Foods, Inc.), a Delaware corporation

By:
Name:
Title:

Jonmor Investments, Inc., a Delaware corporation
Patcud Investments, Inc., a Delaware corporation
SFFC, INC., a Delaware corporation
SF Investments, Inc., a Delaware corporation

By:
Name:
Title:

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Commitment Schedule

Lender	Total Commitment
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch	$78,878,378.00
Barclays Bank PLC	$65,500,000.00
AgFirst Farm Credit Bank	$120,000,000.00
Goldman Sachs Bank USA	$49,000,000.00
Bank of Montreal	$49,000,000.00
Morgan Stanley Bank, N.A.	$30,000,000.00
CoBank, ACB	$50,621,622.00
JPMorgan Chase Bank, N. A.	$49,000,000.00
Societe Generale	$49,000,000.00
U.S. Bank National Association	$43,000,000.00
AgStar Financial Services, PCA	$35,000,000.00
Northwest Farm Credit Services, PCA	$35,000,000.00
Bank of America, N.A.	$33,000,000.00
United FCS, PCA d/b/a FCS Commercial Finance Group	$27,500,000.00
Farm Credit Services of Mid-America, PCA	$27,500,000.00
Sovereign Bank	$27,500,000.00
ING Capital LLC	$24,250,000.00
Credit Agricole Corporate and Investment Bank	$28,000,000.00
Compass Bank	$22,000,000.00
Farm Credit Services of America, PCA	$24,250,000.00
Credit Suisse AG, Cayman Islands Branch	$22,000,000.00
American AgCredit, PCA (formerly Farm Credit Services of the Mountain Plains, PCA)	$22,000,000.00
1st Farm Credit Services, PCA	$18,000,000.00
GreenStone Farm Credit Services, ACA/FLCA	$23,000,000.00
Farm Credit West, PCA	$20,000,000.00
CoBank, FCB	$15,000,000.00
FCS Financial, PCA	$15,000,000.00
General Electric Capital Corporation	$17,000,000.00
Farmers Bank	$5,000,000.00
TOTAL	$1,025,000,000.00

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